                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                March 31, 2000
                                --------------
                       (Date of Earliest Event Reported)



                              SOLV-EX CORPORATION
                              -------------------
            (Exact Name of Registrant as specified in its charter)



                                  New Mexico
                                  ----------
                (State or other jurisdiction of incorporation)



         0-9897                                        85-0283729
         ------                                        ----------
(Commission File Number)                   (IRS Employer Identification Number)



                2127 Menaul NE, Albuquerque, New Mexico   87107
                -----------------------------------------------
          (Address of principal executive offices including zip code)



                                (505) 883-0331
                                --------------
              (Registrant's telephone number including area code)



                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Items
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On March 31, 2000, Judge Bruce Black issued the Court's Findings of Fact and
Conclusions of Law in the case styled as Securities and Exchange Commission v. Solv-Ex Corporation, et. al., Case CIV 98-860 BB/RLP, pending in the United States District Court for the District of New Mexico. The Court's Findings of Fact and Conclusions of Law include findings that, between January 1, 1995 and April 30, 1997, the Company, and two of its officers, John S. Rendall and Herbert M. Campbell, made false and misleading material statements to the public and in official filings required under Sec. 13(a) of the Exchange Act.

The District Court has not yet issued a final judgment in the matter. Upon any such judgment issuing, the Company will review the same and consider its available remedies. The Court's Findings of Fact and Conclusions of Law are on file and may be reviewed at the office of the Clerk of the United States District Court in Albuquerque, New Mexico.

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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 7, 2000                        SOLV-EX CORPORATION
                                            (Registrant)



                                            By  /s/ Frank Ciotti
                                               -------------------
                                               Frank Ciotti,
                                               Chief Financial Officer

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